Exhibit 24

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS THAT each person whose signature appears below, does hereby appoint GARY P. FAYARD, Executive Vice President and Chief Financial Officer of The Coca-Cola Company (the “Company”), GEOFFREY J. KELLY, Senior Vice President and General Counsel of the Company, and GLORIA K. BOWDEN, Associate General Counsel and Secretary of the Company, or any one of them, as such person’s true and lawful attorney for such person and in such person’s name for the purpose of executing on such person’s behalf the Company’s (i) Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 (Registration No. 333-59936), Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 (Registration No. 33-61531), Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 (Registration No. 2-98787) and Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 (Registration No. 333-59938), (ii) any additional post-effective amendments or other amendments to the foregoing Registration Statements, and (iii) any other document or instrument deemed necessary or appropriate by any of them in connection with causing any such Post-Effective Amendment, including any exhibits thereto, and other documents in connection therewith, or any subsequent amendment or supplement to such Registration Statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 7th day of December, 2011.

/s/ Muhtar Kent
Muhtar Kent
Chairman, Board of Directors, Chief
Executive Officer and Director

IN WITNESS WHEREOF, I have hereunto set my hand as of the 7th day of December, 2011.

/s/ Herbert A. Allen
Herbert A. Allen
Director

IN WITNESS WHEREOF, I have hereunto set my hand as of the 7th day of December, 2011.

/s/ Ronald W. Allen
Ronald W. Allen
Director

IN WITNESS WHEREOF, I have hereunto set my hand as of the 7th day of December, 2011.

/s/ Howard G. Buffett
Howard G. Buffett
Director

IN WITNESS WHEREOF, I have hereunto set my hand as of the 7th day of December, 2011.

/s/ Barry Diller
Barry Diller
Director

IN WITNESS WHEREOF, I have hereunto set my hand as of the 7th day of December, 2011.

/s/ Evan G. Greenberg
Evan G. Greenberg
Director

IN WITNESS WHEREOF, I have hereunto set my hand as of the 7th day of December, 2011.

/s/ Alexis M. Herman
Alexis M. Herman
Director

IN WITNESS WHEREOF, I have hereunto set my hand as of the 7th day of December, 2011.

/s/ Donald R. Keough
Donald R. Keough
Director

IN WITNESS WHEREOF, I have hereunto set my hand as of the 7th day of December, 2011.

/s/ Maria Elena Lagomasino
Maria Elena Lagomasino
Director

IN WITNESS WHEREOF, I have hereunto set my hand as of the 7th day of December, 2011.

/s/ Donald F. McHenry
Donald F. McHenry
Director

IN WITNESS WHEREOF, I have hereunto set my hand as of the 7th day of December, 2011.

/s/ Sam Nunn
Sam Nunn
Director

IN WITNESS WHEREOF, I have hereunto set my hand as of the 7th day of December, 2011.

/s/ James D. Robinson III
James D. Robinson III
Director

IN WITNESS WHEREOF, I have hereunto set my hand as of the 7th day of December, 2011.

/s/ Peter V. Ueberroth
Peter V. Ueberroth
Director

IN WITNESS WHEREOF, I have hereunto set my hand as of the 7th day of December, 2011.

/s/ Jacob Wallenberg
Jacob Wallenberg
Director

IN WITNESS WHEREOF, I have hereunto set my hand as of the 7th day of December, 2011.

/s/ James B. Williams
James B. Williams
Director